UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 7, 2011

THE THAI CAPITAL FUND, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	811-06062 (Commission File Number)	223306251 (I.R.S. Employer Identification No.)

c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, New Jersey (Address of Principal Executive Offices)	07302-3051 (Zip Code)

Registrant's telephone number, including area code: 1 (201) 915-3054

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The shares of common stock of the Thai Capital Fund, Inc. (the "Fund") are listed on the NYSE Amex US LLC ("NYSE Amex"), formerly the American Stock Exchange.  The Fund's Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is responsible for reviewing financial and accounting matters. The members of the Fund's Audit Committee are independent as defined in Sections 803A(2) and 803B(2) of the NYSE Amex Company Guide, as may be modified or supplemented.  Rahn K. Porter is the Fund's "audit committee financial expert," as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE Amex Company Guide.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE THAI CAPITAL FUND, INC.

Dated: July 7, 2011	By:	/s/ John J. O'Keefe
John J. O'Keefe Vice President and Treasurer